UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	July 31, 2012

Crossroads Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

Delaware	001-15331	74-2846643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11000 North Mo-Pac Expressway
Austin, Texas	78759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(512) 349-0300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Professional Services Agreement

On July 31, 2012, Crossroads Systems, Inc. (the “Company”) entered into a professional services agreement with Iron Mountain Information Management, Inc. (“IRM”) relating to a separate licensing and services arrangement under a master agreement regarding the sale, resale and use of the Company’s products in an IRM service offering. Under the professional services agreement, the Company will perform the professional services to be described in a statement of work mutually agreed and executed by the parties. In consideration for the Company’s performance of the services, IRM has agreed to pay the Company the following amounts upon completion of each milestone agreed to in the statement of work:

•	IRM paid the Company $550,000 of non-recurring engineering, or NRE, on or about April 30, 2012, as partial payment for the Company’s performance of the initial services;

•	IRM paid the Company $550,000 for the second milestone on July 31, 2012;

•	IRM will pay the Company $550,000 upon the Company’s delivery to IRM of the third milestone specified in the statement of work. The estimated delivery, to be refined during the planning phase, will be December 1, 2012; and

•	IRM will pay the Company $550,000 upon final acceptance of the Company’s deliverables described in the statement of work pursuant to mutually agreed acceptance criteria. The estimated delivery, to be verified during the planning phase, will be June 1, 2013.

The professional services agreement also provides that:

•	during the term of the master agreement, if, prior to receiving any bid, offer, indication of interest or other notification from a third party regarding a potential transaction which would constitute a change of control of the Company, the Company’s board of directors authorizes the Company to initiate a process to identify and solicit buyers who may be interested in such a transaction, IRM shall have the exclusive right to negotiate, and the Company shall exclusively negotiate in good faith with IRM, a transaction with IRM for a period of thirty days; and

•	during the term of the master agreement, if the Company has received a bona fide offer in writing from an unaffiliated third party to enter into a transaction that would constitute a change of control of the Company and the Company’s board of directors has authorized the acceptance of the offer, IRM shall have, for at least seven business days a non-exclusive right to negotiate with the Company a transaction upon such terms as determined by the Company’s board of directors receiving bids or offers generally from potential bidders or offerors.

However, nothing in the professional services agreement requires or obligates the Company or IRM to enter into any agreement in connection with any such negotiations or transaction or precludes the Company or its officers or directors from taking any action, or omitting to take any action, as they deem necessary to comply with applicable law or to meet any applicable fiduciary duties.

Securities Purchase Agreement

On July 31, 2012, the Company entered into a securities purchase agreement with Iron Mountain Incorporated (“IMI”), an affiliate of IRM. Under the terms of the agreement, the Company issued and sold to IMI 582,524 shares of its common stock, par value $0.001 per share, for an aggregate purchase price of $3 million. IMI also agreed that it would not transfer the shares without the Company’s prior written consent until the one year anniversary date of the closing of the agreement. In the agreement, each of the Company and IMI made customary representations and warranties and covenants and the agreement contains customary indemnification provisions.

Registration Rights Agreement

On July 31, 2012, in connection with the securities purchase agreement, the Company entered in a registration rights agreement with IMI. Pursuant to this agreement, the Company agreed to prepare and file a registration statement with the Securities and Exchange Commission (the “Commission”) at IMI’s request, no later than sixty days following such request, and to keep it continuously effective until the shares covered by the registration statement have been sold or become eligible for sale pursuant to Rule 144 without restriction on the volume of securities that may be sold in any single transaction, assuming for this purpose that the securityholders are not affiliates of the Company. Additionally, under certain circumstances upon the request of the holders of registrable securities under the agreement, the Company agreed to include their securities in a securities registration that it undertakes. The Company has agreed to bear the expenses incurred in complying with the registration rights agreement. The registration rights agreement also contains customary indemnification provisions. The registration rights agreement also provides that no remedy may be sought by the holders of the registrable securities unless a registration statement covering the registrable securities has not been declared effective by the Commission prior to the one year anniversary date of the closing of the securities purchase agreement.

The foregoing descriptions of the professional services agreement, securities purchase agreement and registration rights agreement and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to, and should be read in conjunction with, such documents, which are filed as exhibits to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

No.	Exhibit Name

10.1	Professional Agreement, dated July 31, 2012, between Crossroads Systems, Inc. and Iron Mountain Information Management, Inc.
10.2	Securities Purchase Agreement, dated July 31, 2012, by and between Crossroads Systems, Inc. and Iron Mountain Incorporated
10.3	Registration Rights Agreement, dated July 31, 2012, by and between Crossroads Systems, Inc. and Iron Mountain Incorporated
99.1	Press Release, dated August 2, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2012	CROSSROADS SYSTEMS, INC.

By:	/s/ Jennifer Crane
Jennifer Crane
Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit Name

10.1	Professional Agreement, dated July 31, 2012, between Crossroads Systems, Inc. and Iron Mountain Information Management, Inc.
10.2	Securities Purchase Agreement, dated July 31, 2012, by and between Crossroads Systems, Inc. and Iron Mountain Incorporated
10.3	Registration Rights Agreement, dated July 31, 2012, by and between Crossroads Systems, Inc. and Iron Mountain Incorporated
99.1	Press Release, dated August 2, 2012